Brumadinho dam failure	6 Months Ended
Jun. 30, 2020
Brumadinho's dam failure
Brumadinho's dam failure

3.  Brumadinho dam failure

On January 25, 2019, a tailings dam (“Dam I”) failed at the Córrego do Feijão mine, in the city of Brumadinho, state of Minas Gerais. The failure released a flow of tailings debris, destroying some of Vale’s facilities, affecting local communities and disturbing the environment. The tailings released have caused an impact of around 315 km in extension, reaching the nearby Paraopeba River. The dam failure in Brumadinho (“event”) resulted in 270 fatalities or presumed fatalities.

Vale has been taking the necessary actions to support the victims and to mitigate and recover the social and environmental damages resulting from the event, which includes indemnification and donations to those affected by the dam rupture. In addition, the Company has informed the market and Brazilian authorities its decision to speed up the plan to “de-characterize” its tailings dams built under the upstream method (same method as Brumadinho’s dam), certain “centerline structures” and dikes, located in Brazil. Therefore, the Company has a total provision to comply with these assumed obligations in the amount of US$3,409 as at June 30, 2020 (US$5,472 as at December 31, 2019).

a)  De-characterization of the dams

The changes in the provision to carry out the de-characterization of the upstream structures, certain centerline structures and dikes for the six-month periods ended June 30, 2020 and 2019 are as follows:

	2020	2019
Balance at January 1,	2,489	—
Provision recognized	—	1,953
Payments	(111)	(16)
Present value valuation	(55)	73
Translation adjustment	(637)	8
Balance at June 30,	1,686	2,018

	June 30, 2020	December 31, 2019
Current liabilities	312	309
Non-current liabilities	1,374	2,180
Liabilities	1,686	2,489

b) Framework Agreements and donations

The Company has been working together with the authorities and society to remediate the environmental and social impacts of the event. Therefore, the Company has started negotiations and entered into agreements with the relevant authorities and affected people. Vale has also developed studies and projects to ensure geotechnical safety of the remaining structures at the Córrego do Feijão mine, in Brumadinho, and the removal and proper disposal of the tailings, especially alongside the Paraopeba river.

On April 1, 2020, the judge of the 2nd Public Finance Court of Belo Horizonte released US$92 (R$500 million) from the judicial deposits of the Company. On May 15, 2020, the judge released an additional amount of US$183 (R$1 billion). Both amounts were released to the State of Minas Gerais to be used by the State Government on actions against COVID-19 outbreak and were considered part of the obligation assumed by the Company for social and economic compensation due to the Brumadinho dam rupture.

The changes in the provision for the six-month periods ended June 30, 2020 and 2019 are as follows:

	2020	2019
Balance at January 1,	2,983	—
Provision for social and economic compensation	21	3,699
Payments(i)	(534)	(206)
Present value valuation	12	24
Translation adjustment	(759)	11
Balance at June 30,	1,723	3,528

	June 30, 2020	December 31, 2019
Current liabilities	1,013	1,568
Non-current liabilities	710	1,415
Liabilities	1,723	2,983

(i)	Includes cash outflows of US$260 (R$1,263 million) and the realization of judicial deposits of US$274 (R$1,500 million).

In addition, the Company is under negotiations with the Government of the State of Minas Gerais (“GEMG”) and other relevant authorities for an additional agreement for collective damages indemnification and further compensation for the society and environment. The goal of Vale with a potential agreement would be to provide a stable legal framework for the execution of reparation and compensation, with the suspension of the existing civil lawsuits.

The potential agreement is still very uncertain as it is subject to conclusion of the ongoing negotiations and approval by the Company, the Government of the State of Minas Gerais, Public Prosecutors and other Authorities and Intervenient parties.

Therefore, the provisions recorded in these interim financial statements do not include the potential outcome of the current negotiation as it is not yet possible to reliably estimate an amount or whether the current negotiations will be successful.

The estimate of the economic impact of a potential agreement will depend on (i) final agreement on the list of reparation and compensation projects, (ii) a detailed assessment of the estimates of the amounts to be spent on the reparation and compensation projects being discussed, (iii) an analysis of the detailed scope of such projects to determine their overlap with the initiatives and amounts already provisioned; and (iv) the timing of the execution of projects and disbursements, which will impact the present value of the obligations.

Based on the current terms under discussion, and preliminary estimates subject to the uncertainties listed above, such possible agreement might result in an additional provision ranging from US$730 (R$4 billion) to US$1.5 billion (R$8 billion). All accounting impacts, if any, will be recorded in the period an agreement is reached.

c) Incurred expenses

The Company has incurred expenses, which do not qualify for provision and have been recognized in the income statement, in the amount of US$109 and US$268 for the three and six-month periods ended June 30, 2020, respectively and US$158 and US$262 for the three and six-month periods ended June 30, 2019, respectively. These expenses include communication services, accommodation and humanitarian assistance, equipment, legal services, water, food aid, taxes, among others.

d) Operation stoppages

The Company has suspended some operations due to judicial decisions or technical analysis performed by Vale on its upstream dam structures. The Company recorded a loss in relation to the operational stoppage and idle capacity of the ferrous mineral segment in the amounts of US$104 and US$267 for the three and six-month periods ended June 30, 2020, respectively, and US$238 and US$398 for the three and six-month periods ended June 30, 2019, respectively. The Company is working on legal and technical measures to resume all operations at full capacity.

e) Assets write-off

Following the event and the decision to speed up the de-characterization of the upstream dams, the Company recognized a loss of US$65 and US$219 as “Impairment and disposal of non-current assets” for the three and six-month periods ended June 30, 2019 in relation to the assets writen-off of the Córrego do Feijão mine and those related to the other upstream dams in Brazil. In 2020, the Company did not write-off any asset related to the Brumadinho event.

f) Contingencies and other legal matters

Vale is subject to significant contingencies due to the Brumadinho dam failure. Vale has already been named on several judicial and administrative proceedings brought by authorities and affected people and is currently under investigation. Vale is evaluating these contingencies and would recognize a provision based on the updates on the stage of these claims.

On April 14, 2020, the judge of the 1st Civil Court of Ouro Preto ordered to restrict the Company's resources in the amount of US$9 (R$50 million), to guarantee the reimbursement of any losses resulting from the compulsory removal of residents, in the event of a possible breach of the Doutor Dam.

Following these contingencies, approximately US$942 (R$5,160 million) of the Company's assets are restricted as at June 30, 2020, of which approximately US$92 (R$507 million) of the Company’s bank accounts are restricted and US$850 (R$4,653 million) were converted into judicial deposits.

For the Brumadinho event, the Company has additional guarantees in the amounts of US$1,092 (R$5,677 million) and US$1,044 (R$5,714 million) for the three and six-month periods ended June 30, 2020, respectively. The expenses related to these additional guarantees in the amounts of US$2 (R$10 million) and US$4 (R$20 million) were recorded as financial expense in the Company's income statement for the three and six-month periods ended June 30, 2020, respectively.

On May 26, 2020, the Public Prosecutor's Office of Minas Gerais ("MPMG") obtained a preliminary injunction determining the provision of a bank guarantee and/or insurance guarantee in the amount of US$1,449 (R$7,932 million) to guarantee the application of an eventual fine and potential loss of assets, rights and values. After Vale's appeal, the Minas Gerais Court of Justice ("TJMG"), on July 17, 2020 (subsequent event), upheld the decision that suspended the period prescribed for the Company to provide the required guarantee, based on the understanding there is no evidence of non-compliance risk in the future of a subsequent decision on this lawsuit.

(f.i) Administrative sanctions

In 2019, the Company was notified of the imposition of administrative fines by the Brazilian Institute of the Environment and Renewable Natural Resources (“IBAMA”), in the amount of US$46 (R$250 million).

On July 6, 2020 (subsequent event), the Company signed an agreement with IBAMA, of which US$28 (R$150 million) will be used in environmental projects in 7 parks in the state of Minas Gerais, covering an area of approximately 794 thousand hectares, and US$18 (R$100 million) will be used in basic sanitation programs in the state of Minas Gerais. The total amount will be deposited in court to, after ratification of justice, be used in these environmental projects.

Furthermore, in 2019, the Secretary for Environment – SEMA Brumadinho imposed administrative fines, in the total amount of US$20 (R$109 million).

As at June 30, 2020, both administrative sanctions are recorded as “Liabilities related to Brumadinho“.

(f.ii) U.S. Securities class action suits

Vale and certain of its officers and former officers have been named defendants in civil putative class action suits, under U.S. federal securities laws, brought before federal courts in New York by holders of our securities. These complaints were consolidated through an amended complaint brought by the Lead Plaintiff on October 25, 2019 before the United States District Court for the Eastern District of New York.

The Lead Plaintiff alleges that we made false and misleading statements or omitted to make disclosures concerning the risks of the operations of Dam I in the Córrego do Feijão mine and the adequacy of the related programs and procedures.  The Lead Plaintiff has not specified an amount of alleged damages in these actions.  On December 13, 2019, the Company made a motion to dismiss the amended complaint. In January 2020, the lead plaintiff filed an opposition to this motion to dismiss.  On February 21, 2020, Vale filed a reply to the opposition. On May 20, 2020, Vale’s motion to dismiss was denied by the Court, although, in the same decision, the Court also dismissed several of the alleged misstatements initially claimed in the amended complaint. On June 3, 2020, Vale filed a motion for reconsideration of the Judge’s decision on Vale’s motion to dismiss. On June 17, 2020, the Lead Plaintiff filed an opposition to Vale’s motion for reconsideration. The judge has not issued a decision on Vale’s motion for reconsideration to date.

Vale intends to continue to defend itself against this action and will vigorously contest these claims. Based on the assessment of the Company´s legal consultants and given its preliminary status, the expectation of loss of this proceeding is classified as possible. However, given the preliminary status of the action, it is not possible at this time to determine a reliable estimate of the potential exposure.

(f.iii) Cooperation with the SEC

The Company is cooperating with the SEC by providing documents and other information concerning the failure of Dam I as requested by the agency.

g) Insurance

The Company is negotiating with insurers the payment of indemnification under its operational risk and civil liability. However, these negotiations are still at a preliminary stage, therefore any payment of insurance proceeds will depend on the coverage definitions under these policies and assessment of the amount of loss. Due to uncertainties, no indemnification to the Company was recognized in these interim financial statements.

Critical accounting estimates and judgments

The measurement of the provision requires the use of significant judgments, estimates and assumptions. The provision reflects the estimated costs to comply with Vale’s obligation in relation to the event.

The main critical assumptions and estimates applied in measuring the provision for de-characterization of the dams considers, among others: (i) volume of the waste to be removed based on historical data available and interpretation of the enacted laws and regulations; (ii) location availability for the tailings disposal; (iii) acceptance by the authorities of the proposed engineering methods and solution; and (iv) updates in the discount rate.

The provision for Framework Agreements and donations may be affected by factors including, but not limited to: (i) changes in laws and regulations; (ii) changes in the current estimated market price of the direct and indirect cost related to products and services, (iii) changes in timing for cash outflows, (iv) changes in the technology considered in measuring the provision, (v) number of individuals entitled to the indemnification payments, (vi) resolution of existing and potential legal claims, (vii) demographic assumptions, (viii) actuarial assumptions, and (ix) updates in the discount rate.

Therefore, future expenditures may differ from the amounts currently provided because the realized assumptions and various other factors are not always under the Company’s control. These changes to key assumptions could result in a material impact to the amount of the provision in future reporting periods. At each reporting period, the Company will reassess the key assumptions used in the preparation of the projected cash flows and will adjust the provision, if required.